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                                                                    EXHIBIT 99.2

                                    EXHIBIT A

                             NEWPARK RESOURCES, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

         This charter governs the operations of the Audit Committee of the Board of Directors (the "Board") of Newpark Resources, Inc. The Audit Committee shall consist of not less than three independent directors. Those directors serving on the Committee shall be determined annually by the Board. As determined by the Board, all Members of the Committee must be financially literate, and at least one Member shall be a financial expert, as defined by SEC regulations. Company management, independent auditors and Corporate Counsel may attend each meeting or portions thereof as requested by the Committee. The Committee shall hold four meetings each year on a quarterly basis and may call special meetings when necessary.

INDEPENDENCE

         All Members of the Audit Committee must be "Independent Directors," as defined in the Corporate Governance Policy of Newpark. In addition:

     o A director shall be considered independent (and eligible to serve on the Audit Committee) only if the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company).

     o A director will not be considered independent until three years after the termination of certain relationships of the director (or of a member of the director's immediate family) with the Company, a present or former independent auditor of the Company or an executive officer of the Company.

     o Director's fees are the only compensation a Member of the Audit Committee may receive from the Company. This policy does not preclude directors' receiving reimbursement for expenses related to travel to attend Board meetings, nor does it preclude additional directors' fees to compensate Members of the Audit Committee for additional time and effort they expend to fulfill their duties as Audit Committee Members. The Committee, in its discretion, shall determine the amount, if any, of additional directors' fees to be paid to its Chairman for acting in that capacity.

PURPOSE

         The Audit Committee shall provide independent review and oversight of: the integrity of the Company's financial statements; the financial reporting process; the Company's systems of internal accounting and financial controls; the performance of the Company's internal audit



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function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements.





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RESPONSIBILITIES

         The Audit Committee's role is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing the Company's annual financial statements. The Audit Committee does not provide any additional assurance as to the Company's financial statements or certification as to the work performed by the independent auditor.

         The following functions shall be the principal responsibilities of the Audit Committee in carrying out its oversight function.

         1. Provide an open avenue of communications, including regular periodic private sessions with management, with personnel responsible for the internal audit function and with the independent auditors, as the Committee may deem appropriate.

         2. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

         3. Receive and review reports from Company management relating to the Company's financial reporting process, major disclosure items and the adequacy of the Company's system of internal controls; discuss with management policies with respect to risk assessment and risk management.

         4. Receive and review reports from Company management and Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

         5. Discuss with management and the independent auditors the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

         6. Review the audit program in terms of scope of work conducted or scheduled to be conducted related to the Company's financial statements which would include, as part of the audit, the Company's information technology procedures and controls.

         7. Meet regularly with the personnel responsible for the internal audit function, who shall report to the Audit Committee, to review the scope of the internal audit program and to receive and review their reports concerning the Company's financial reporting process, major disclosure items, the adequacy of the Company's system of internal controls and other matters.

         8. Discuss with management and the independent auditors: the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results



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                  of Operations;" earnings press releases; and financial
                  information and earnings guidance provided to analysts and rating agencies.

         9. The Committee shall be ultimately responsible for the selection, evaluation, compensation (with funds provided by the Company) and, when necessary, replacement of the independent auditors, and the independent auditors shall report directly to the Committee. The Committee will:

                  o Recommend annually to the stockholders for ratification the appointment of the independent auditors, based upon an annual performance evaluation and a determination of the auditors' independence;

                  o Approve, before they are rendered, any non-audit services to be provided by the independent auditors;

                  o At least annually, obtain and review a report by the independent auditors delineating: all relationships between the independent auditors and the Company; the independent auditors' internal quality control procedures; any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

                  o Discuss with the independent auditors whether any disclosed relationship or service could impact the auditors' objectivity and independence; and

                  o Take appropriate action in response to the auditors' statements to ensure the independence of the independent auditors.

         10. Meet with independent auditors and discuss their comments relating to the system of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process, the scope of the independent audit and any audit problems or difficulties with management's responses. The independent auditors are ultimately accountable to the Committee on all such matters.

         11. As appropriate, obtain advice and assistance from outside legal, accounting and other advisors.

         12. Set clear hiring policies for employees or former employees of the independent auditors.

         13.      Report regularly to the Board of Directors.

         14. Oversee compliance with the Code of Ethics maintained by the Company.

         15. Prepare a Report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with



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                  management and discussed certain other matters with the
                  independent auditors. Based upon these discussions, state in the Report whether the Committee recommended to the Board that the audited financial statements be included in the Annual Report.

         16. Annually review and assess the performance of the Audit Committee and the adequacy of the Audit Committee's charter. Submit to the Board for its consideration and approval any necessary or appropriate revisions to the Audit Committee's charter.

FUNDING

         The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors selected by the Committee and to outside legal, accounting and other advisors retained by the Committee in its discretion.

MEETINGS AND QUORUM

         Meetings may be conducted on reasonable notice to the Committee members, at a mutually agreed location or by telephone conference call, as deemed appropriate by the Committee Chairman. Attendance by three members shall constitute a quorum for the transaction of business at any meeting.


Adopted by the Board of Directors - June 11, 2003



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